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                           UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 16, 1998


                    NEWCOURT RECEIVABLES ASSET TRUST
                      (AS ISSUER OF THE SECURITIES)


                     NEWCOURT RECEIVABLES CORPORATION
                               (AS SELLER)
               (Exact name of registrant as specified in its charter)


     Delaware                      33-98378                    77-041305
(State or other jurisdiction    (Commission File Number)     (IRS Employer
    of incorporation)                                      Identification No.)


      2700 Bank One Tower
      111 Monument Circle
      Indianapolis, Indiana                                       46204
      (Address of principal executive offices)                   (Zip Code)

                                 (317) 229-3406
                (Registrant's telephone number, including area code)


                                  Not Applicable
              (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

     The registrant is filing final forms of the exhibit listed in Item 7(c).

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:  None

(b)  Pro Forma Financial Information: None

(c)  Exhibits:


EXHIBIT NO.               DOCUMENT
----------                --------

   20                Monthly Servicer Certificate



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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NEWCOURT RECEIVABLES CORPORATION



                                           By:    /s/ Daniel A. Jauernig
                                               ----------------------------
                                                      Daniel A. Jauernig
                                                      Vice President and
                                                     Chief Financial Officer


December 16, 1998


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                             EXHIBIT INDEX



EXHIBIT NO.                   DOCUMENT
----------                    --------

    20                     Monthly Servicer Certificate